UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 19, 2024

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2024, Avinger, Inc., (the “Company”), held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and the stockholders of the Company approved the Third Amended and Restated Avinger, Inc. 2015 Equity Incentive Plan (the “Plan”) which (i) increases the number of shares reserved for issuance under the plan by 1,500,000 shares and (ii) extends the term of the plan until 2034. The Company’s Board of Directors (the “Board”) approved the Plan on October 31, 2024. With stockholder approval obtained, the Plan is effective as of October 31, 2024. Subject to adjustment in certain circumstances, the Plan authorizes up to 1,950,486 shares of common stock for issuance. Any employee, consultant or non-employee Director of the Company is eligible to receive an award under the Plan. Generally, grants may be made in any of the following forms:

●	Stock Options
●	Stock Appreciation Rights
●	Restricted Stock and Restricted Stock Units
●	Other Stock-Based Awards

A summary of the Plan appears on pages 24 to 27 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 5, 2024, and is incorporated by reference herein. The foregoing description of the Plan and the summary included in the Company’s Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, the Company’s stockholders voted on the following proposals. The matters before the 2024 Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on November 5, 2024.

Proposal No. 1 - Election of Directors: The following nominees were elected as Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non- votes
James G. Cullen	4,076,654	280,009	757,970
Tamara N. Elias	4,130,115	226,548	757,970

Proposal No. 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm: The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024 was ratified:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
5,021,863	81,025	11,745	-

Proposal No. 3 - Advisory Vote to Approve Executive Compensation: The stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
4,113,791	107,651	135,221	757,970

Proposal No. 4 - Third Amended and Restated Avinger, Inc. 2015 Equity Incentive Plan: The Third Amended and Restated Avinger, Inc. 2015 Equity Incentive Plan which (i) increases the number of shares reserved for issuance under the plan by 1,500,000 shares and (ii) extends the term of the plan until 2034, was approved:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
4,003,679	345,267	7,717	757,970

Proposal No. 5 - Approval of the Adjournment of the Annual Meeting: The adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals was approved:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
4,628,996	466,241	19,396	-

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated 2015 Equity Incentive Plan
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: December 19, 2024	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski Chief Executive Officer